Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is entered into as of ______, 2012, by and between _______, a _________________ formed under the laws of the State of _____ having its principal offices located at _____________ ("Investor"), and NEAH POWER SYSTEMS, INC., a Nevada corporation having its principal offices located at 22118 20th Avenue SE, Suite 142, Bothell, Washington, 98021 (the "Company"), (together, the “Parties”).

WHEREAS, the Parties desire that the Company shall issue and the Investor shall purchase shares of the Company’s common stock and warrants to purchase shares of common stock upon the terms and subject to the conditions described herein;

                NOW, THEREFORE, the Parties agree to the following:

1.                   Offer of Shares and Warrants. The Company’s is offering shares of Common Stock, par value $.001 per share (the "Shares”), and Warrants (“Warrants”) to purchase shares of the Company’s Common Stock, par value $0.001 per share (the “Common Shares”). Collectively, the Common Shares, the Warrants issuable upon exercise of the Warrants are referred to as the “Securities.”

a.                   Subscription and Payment. Upon the terms of this Agreement, the Investor hereby subscribes for and agrees to purchase Common Shares in the aggregate amount of $_______ at the price of $0.0112 per Common Share and with any fractional amount rounded to the nearest full Common Share, with each such share accompanied by one 3-year Warrant (in the form attached hereto as Exhibit A) for the purchase of Common Shares, exercisable at the price of $0.015 per share.

2.                   Registration Rights. The Investor has no rights related to registration of common shares or warrants underlying common shares.

3.                   Investor Representations. The Investor hereby makes the following representations and warranties to the Company:

a.                   Sophisticated Investor. Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

b.                  The Securities Not Registered Under Securities Laws. The Investor understands that the offer is being made pursuant to an exemption from registration with the SEC under the Securities Act, for limited and non-public offerings, and pursuant to similar exemptions under certain state securities laws. Consequently, the offering materials from the Company and terms of the offer have not been subject to review or comment by the SEC, the securities administrator of any state, or any other regulatory authority.

c.                   The Securities Acquired for Own Account. The Investor is acquiring the Securities for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.

d.                  Restrictions on Transfer of the Securities. The Investor will not make any resales or other dispositions of the Securities by means of any "general solicitation" or "general advertisement." The Investor understands that it will not be able to transfer or make any other disposition of the Securities unless such transfer or disposition is registered or qualified under all applicable federal or state securities laws, or unless it has first delivered to the Company written opinion of qualified counsel, satisfactory to the Company, that such registration or qualification is not required. The Investor understands that the certificates representing the Securities will bear a legend evidencing the restrictions on transfer described herein.

e.                  Access to Information. The Investor has had an opportunity to review the public information available about the Company, including the documents filed by the Company with the SEC. Any and all additional information requested by the Investor has been made available by the Company, and the Investor has had an opportunity to question and receive satisfactory answers from the Company in connection with the purchase of the Securities.

f.                    Experience: Ability to Risk Loss. The Investor has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of this investment. The Investor is capable of bearing all of the economic risks and burdens of this investment, including the possible loss of all capital contributed.

g.                   No Assurances. The Company has not made any representation or other assurance concerning the percentage of profit or the amount or type of consideration, profit or loss (including tax deductions), if any, to be realized as a result of an investment in the Securities.

h.                  Capacity and Authority to Contract. The Investor has full power and authority to execute, deliver and perform this Agreement and is duly qualified and in good standing in every jurisdiction where the Investor’s business is conducted. All corporate or other action necessary to authorize the execution, delivery and performance of this Agreement by the Investor has been taken.

i.                     Short Sales. Neither Investor nor any affiliate of the Investor acting on its behalf or pursuant to any understanding with it has executed or will execute any short sales of the Company’s stock or warrants.

j.                    Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, (b) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound, or conflict with or constitute a material default thereunder, (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party, or (d) require the approval of any third-party (that has not been obtained) pursuant to any material contract, instrument, agreement, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

k.                   Investor acknowledges and agrees that (a) the offer and sale of the Securities is not being registered with the SEC and that the Securities will be deemed "restricted" securities under applicable rules of the SEC, and (b) Section 11 of the Securities Act does not apply to the offer and sale of the Securities.

4.                   Company Representations. The Company hereby makes the following representations and warranties to the Investor, except for such information as has been disclosed in the Company’s filings with the SEC and any disclosure schedule attending this agreement:

a.                   Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada (a) with full power and authority to own, lease, use, and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no subsidiaries. The Company is not qualified to conduct business in any jurisdiction other than the States of Nevada and Washington, and (b) all actions taken by the current directors and stockholders of the Company have been valid and in accordance with the laws of the State of Nevada and all actions taken by the Company have been duly authorized by the current directors and stockholders of the Company as appropriate.

b.                  Authorized Capital, No Preemptive Rights, No Liens; Anti-Dilution. As of the date hereof, the authorized capital of the Company is 500,000,000 shares of Common Stock, par value $0.001 per share, of which 199,313,991 are issued and outstanding, and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which (i) 2,500,000 shares have been designated as Series B Preferred Stock and (ii) 1,000,000 shares have been designated as Series B Preferred Stock and 420.700 shares of Series B Preferred Stock are issued and outstanding and (iii) 1,000,000 shares have been designated as Series C Preferred Stock and 77,134 shares of Series C Preferred Stock are issued and outstanding. The Company has issued Series C Preferred Stock and certain convertible notes and because conversion rates for the convertible notes are based on future market pricing, the Company may not have reserved sufficient shares to provide for the conversion of such securities. The Company has agreed to utilize its best efforts to obtain shareholder approval for an increase in the number of common shares authorized so that it can reserve sufficient shares to provide for the exercise or conversion of such securities. All of the outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise. As of the date hereof (i) there are no material outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company except as has been disclosed in the Company’s filings with the SEC and any disclosure schedule attending this agreement, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act of 1933 except as has been disclosed in the Company’s filings with the SEC and any disclosure schedule attending this agreement, and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in the Company’s articles of incorporation or bylaws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement. The Company has furnished to Purchaser true and correct copies of the Company’s Articles of Incorporation and Bylaws.

c.                   Capacity and Authority to Contract. The Company has full power and authority to execute, deliver and perform this Agreement and is duly qualified and in good standing in every jurisdiction where the Company’s business is conducted. All corporate or other action necessary to authorize the execution, delivery and performance of this Agreement by the Company has been taken.

d.                  Common Stock. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. The Company has registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of the Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. The Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration.

e.                  Increase to Authorized Common Shares. The Company will utilize its best efforts to obtain shareholder approval for an increase in the number of common shares authorized to be issued which number shall be sufficient to include all common shares to be issued, as well as the common shares underlying the all warrants to be issued. The exercise of warrants into shares of the Company’s Common Stock is conditional upon the increase of the Company’s authorized Common Stock as approved by the shareholders of the Company.

f.                    No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (a) result in a violation of the Certificate or By-Laws or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a material adverse effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, FINRA or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Nasdaq Global Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

g.                   No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, and that are not disclosed in the SEC Documents or otherwise publicly announced, other than those incurred in the ordinary course of the Company's businesses since December 31, 2011 and which, individually or in the aggregate, do not or would not have a material adverse effect on the Company.

h.                  No Undisclosed Events or Circumstances. There has been no event or circumstance that has occurred or exists with respect to the Company, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Company’s filings with the SEC or any disclosure schedule attending this agreement.

5.                   Miscellaneous. This Agreement may not be amended or assigned without the written agreement of both parties and compliance with applicable securities laws. This Agreement is governed by the laws of the State of Nevada.

6.                   Notices. All notices pertaining to the Agreement shall be in writing and shall be delivered by a) facsimile, by b) the United States Postal Service or reputable courier service, or by c) E-mail with receipt confirmation by recipient. The contact information for such communications shall be:

If to the Company:

                                                Neah Power Systems, Inc.

                                    Attn: Stephen Wilson

22118 20th Ave SE, Suite 142

                                    Bothell, Washington 98021

                                                Tel: (425) 424-3324 ext. 112

                                                Fax: (425) 483-8454

With a copy to:

Cairncross & Hempelmann
Attn: Timothy M. Woodland

524 Second Ave., Ste. 500
Seattle, WA 98104-2323
twoodland@cairncross.com
Direct phone 206-254-4424
Office fax 206-587-2308

If to Investor:

                                                [NAME]

                                                [ADDRESS]

                                                Attn:  [NAME]

7.       Wire Instructions. Any wires of funds to the Company should be made as follows:

                                                Bank:                                      - See separate instructions -

                                                ABA Number:

                                                Account Number:

Name in which the Securities are to be issued: [NAME]

                EXECUTED this_____ day of ___________, 2012

Documents Required to be Enclosed

With this Agreement:

                - Form of Warrant

                - Check or evidence of wire transfer for full subscription amount

SIGNED:

By:__________________________________

       [Name]:

 [Title]:

Date:  [DATE]

Accreditation: (please initial all that apply)
Investor represents and warrants that Investor is an accredited investor pursuant the following:

_____ Initials

(a) A bank or savings and loan association or other institution (acting either in an individual or fiduciary capacity), registered broker-dealer, insurance company, registered investment company, or business development company, or licensed “small business investment company,” or an employee benefit plan which either is represented in a fiduciary capacity by a bank, savings and loan association, insurance company or registered investment advisor, has total assets in excess of $5,000,000, or is self-directed and the plan’s business investments are made solely by accredited investors.

_____ Initials

(b) A trust (i) with total assets in excess of $5,000,000, (ii) which was not formed for the specific purpose of acquiring the subject securities, and (iii) whose purchase is directed by a person who has such knowledge and experience in financial and business matters that as to be capable of evaluating the merits and risks of the prospective investment.

_____ Initials

(c) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the subject securities, with total assets in excess of $5,000,000.

_____ Initials	(d) An entity in which all of the equity owners are “accredited investors.”
_____ Initials	(e) A natural person whose individual net worth, or joint net worth with spouse (if any), exceeds $1,000,000 (excluding the value of such person’s primary residence).
_____ Initials

(f) A natural person whose income in each of the two most recent calendar years exceeded $200,000 individually, or $300,000 jointly with spouse (if any), and who reasonably expects to reach that income level in the current calendar year.

ACCEPTED:

NEAH POWER SYSTEMS, INC.

By:    ________________________________

Name:  ________________________________

Title:      ________________________________

Exhibit A

Form of Warrant

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "SHARES") WILL BE, ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. NEITHER THIS WARRANT NOR THE SHARES (TOGETHER, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

Neah Power Systems, Inc.

WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. W-[______]                                                                                 ________________ Common Shares

THIS CERTIFIES THAT, for value received, ________________ or its registered assigns (the “Holder”), is entitled to subscribe for and purchase from Neah Power Systems, Inc. (the “Company”), a Nevada corporation with an address at 22118 20th Avenue SE, Suite 142, Bothell, Washington, 98021, ________________ (_______) shares of the fully paid and non-assessable Common Stock, $0.001 par value ("Shares"), of the Company at the price of $.015 per share (the “Exercise Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.

                This Warrant is subject to the following terms and conditions:

 1.           TERM.

The term of this Warrant shall terminate, to the extent not exercised, on the third anniversary of its issue date (the “Term”).  This Warrant is exercisable by the Holder, in whole or in part, any time during the Term, commencing six (6) months after the issue date.

2.            METHOD OF EXERCISE; PAYMENT.

                (A)          CASH EXERCISE. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, from time to time at the principal office of the Company, by delivering a completed and duly executed Notice of Exercise (attached hereto as Exhibit “A”) and by the payment to, and receipt thereof by, the Company of an amount equal to the Exercise Price multiplied by the number of the Shares being purchased, which amount may be paid, at the election of the Holder, by wire transfer or certified check payable to the order of the Company, in immediately available funds.  Payment of the Exercise Price shall be in lawful money of the United States of America.  The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised, with the Holder having all rights as a record holder including, but not limited to, all voting rights. In any case, exercise into Common Stock of the Company will be conditional upon the increase of the Company’s authorized Common Stock with the State of Nevada.

(B)          STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be issued to the beneficiary(ies) named by Holder and shall be delivered to the Holder within twenty (20) business days after said exercise and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the rights to acquire Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

3.            STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefore, be fully paid and non-assessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof.

4.            ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. Subject to the provisions of Article “2” hereof, the number and kind of Shares purchasable upon the exercise of this Warrant and the Exercise Price therefore shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(A)          RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification of the Common Stock (other than a change in par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger with another corporation in which the Company is a continuing corporation and in which the Company's stockholders immediately preceding such consolidation or merger own at least 50% of the voting securities of the Company following such consolidation or merger and which does not result in any reclassification of the Shares issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation as the case may be, shall execute a new Warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Shares theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of an equivalent number of Shares. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph “(A)” of this Article “4” of this Warrant. The provisions of this Paragraph “(A)” of this Article “4” of this Warrant shall similarly apply to successive reclassifications, consolidations, mergers, sales, leases or conveyances.

(B) STOCK SPLITS, DIVIDENDS AND COMBINATIONS. In the event that the Company shall at any time subdivide the outstanding Shares or issue a stock dividend on its outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding Shares, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, issuance of warrants or options, stock dividend or combination, as the case may be.

                (C)          All calculations under this Article “4” of this Warrant shall be made to the nearest cent or to the nearest share, as the case may be.

(D)          In any case in which this Article “4” of this Warrant shall require that an adjustment in the number of Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after such record date, the Shares, if any, issuable upon such exercise over and above the number of Shares issuable upon such exercise on the basis of the number of Shares in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment.

(E)          Whenever there shall be an adjustment as provided in this Article “4” of this Warrant, the Company shall within thirty (30) days thereafter cause written notice thereof to be sent to the Holder pursuant to Paragraph “(C)” of Article “12” of this Warrant, which notice shall be accompanied by an officer’s certificate setting forth the number of Shares issuable and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer’s certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

(F)          The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable on the exercise of this Warrant (or specified portions thereof), it shall be eliminated by rounding such fraction to the nearest whole integer.

(G)         No adjustment in the Exercise Price per Warrant shall be required if such adjustment is less than $.001.

5.            SHORT SALES. Neither Holder nor any affiliate of the Holder acting on its behalf or pursuant to any understanding with it will execute any short sales of the Company’s stock or warrants.

6.             CONDITIONS OF EXERCISE OR TRANSFER OF WARRANT.

(A)          Unless exercised pursuant to an effective registration statement under the Act which includes the Shares so exercised, it shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing from the recipient that the Shares being issued upon exercise, are being acquired for investment and not with a view to any sale or distribution thereof.

(B)          This Warrant and each certificate evidencing the Shares issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

Subject to this Article “6” of this Warrant, the Company may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Warrant Shares, unless the conditions specified in the above legend are satisfied.

7.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Holder as follows:

(A)          This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms.

(B)          When exercisable in accordance with the terms hereof, the Warrant Shares will have been duly authorized and reserved for issuance by the Company, validly issued, fully paid and non-assessable.

8.            REPRESENTATIONS AND WARRANTIES BY THE HOLDER. The Holder represents and warrants to the Company as follows:

(A)          This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the Shares issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

                (B)          Unless advised to the contrary in writing by the Company, the Holder is hereby informed and understands that this Warrant and the Warrant Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

(C)          The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting its interests in connection therewith.

(D)          The Holder is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

9.            RIGHTS OF STOCKHOLDERS. No holder of this Warrant shall be entitled, as a warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10.          TRANSFER. Subject to the terms and conditions of this Warrant, including, but not limited to Paragraph “(B)” of Article “6” of this Warrant, this Warrant may be transferred, in whole or in part, by delivering a completed and duly executed Notice of Assignment (attached hereto as Exhibit “B”) to the Company, with such Notice of Assignment stating the individual or entity to whom it shall be transferred (the “Transferee”), and whether such transfer shall be for all rights remaining on the Warrant or only a portion thereof. The Warrants are transferable by Holder on the registry books of the Company or its transfer agent, upon surrender of the original Warrants, duly endorsed or accompanied by proper instrument of transfer satisfactory to the Company or its transfer agent, together with payment of any applicable transfer taxes.  The Company and its transfer agent may deem and treat the person in whose name the Warrants are registered as the holder and as the absolute, true and lawful owner of the Warrants for all purposes, and neither the Company nor its transfer agent shall be affected by any notice or knowledge to the contrary.  In the event of any transfer of rights represented by this Warrant, the Transferee shall receive a Warrant in this form as soon as practicable after the Company receives the Notice of Assignment, and, unless this Warrant has been transferred in full, a new Warrant representing the rights to acquire Shares with respect to which this Warrant shall not have been exercised and which have not been transferred shall also be issued to the Holder

I.                    11.          Miscellaneous.

(A)          Headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

(B)          If any provision which is contained in this Warrant should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Warrant, and this Warrant shall be construed as if such invalid or unenforceable provision had not been contained herein.

(C)          Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, in each case addressed as follows:

To the Holder:   To the address of record for the Holder as shown on the registry books maintained by the Company or its transfer agent for the Warrants.

To the Company:

Neah Power Systems, Inc.

22118 20th Avenue SE, Suite 142

Bothell, Washington, 98021

Attn: Stephen M. Wilson

Facsimile: (425) 483-8454

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing by registered or certified mail is impossible due to an absence of postal service, and if the other methods of sending notice set forth in this Paragraph "(C)" of this Article "11" of this Warrant are not otherwise available, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be; provided, however that any notice sent by facsimile shall be deemed to have been given as of the date sent by facsimile if a copy of such notice is also mailed by first class mail on the date sent by facsimile; if the date of mailing differs from the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice was given.

                (D)          This Warrant shall in all respects be construed, governed, applied and enforced under with the internal laws of the State of Nevada without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of Nevada and made pursuant to the laws of the State of Nevada.

 (E)         Each of the parties further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations; (ii) each counsel has had significant input in the development of this Warrant and (iii) this Warrant shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this agreement.

(F)          The parties have not made any representations, warranties, or covenants with respect to the subject matter hereof which are not set forth herein, and this Warrant, together with any instruments or other agreements executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Warrant and such other instruments and agreements, which alone fully and completely express their agreement. This Warrant may not be changed, modified, extended, terminated or discharged orally, but only by means of a written agreement which is signed by both parties to this Warrant and which explicitly states that it modifies this Warrant.

(G)         The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Warrant and the intents and purposes hereof.

(H)          This Warrant shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

(I)           Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Warrant shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Warrant or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Warrant to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

(J)           All Exhibits annexed or attached to this Warrant are incorporated into this Warrant by reference thereto and constitute an integral part of this Warrant.

                (K)          This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Issued this ___ day of __________, 2012.

Neah Power Systems, Inc.

By:____________________________

Name:__________

Title:___________

                                                                                  EXHIBIT A

   NOTICE OF EXERCISE

 To: Neah Power Systems, Inc.

Attention: Chief Financial Officer

1. The undersigned hereby elects to purchase ________ shares of Common Stock of Neah Power Systems, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_________________________________ (Name)

_________________________________

_________________________________ (Address)

3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in the attached Warrant are true and correct as of the date hereof.

______________________________

By: __________________________

Title: _________________________

Date:________________,_________

EXHIBIT B

NOTICE OF ASSIGNMENT

(To be executed by the registered Holder to effect

a transfer of Warrants)

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto ____________________ the right to purchase ______________ shares of the common stock, par value $.001 per share, of Neah Power Systems, Inc., evidenced by the attached Warrant, together with all right, title and interest therein, and does irrevocably constitute to transfer and appoint ___________________ to transfer the said right on the books of said company with full power of substitution in the premises.

The undersigned hereby certifies that the Warrants are being sold, assigned or transferred in accordance with all applicable securities laws.

Dated:  ________________

                                                                                                                                ________________________

                                                                                                                                                Signature

NOTE:  The signature to this transfer must correspond with the name as recorded on the Warrants in every particular without alteration or enlargement or any change whatever.  The signature of the person executing this transfer must be medallion guaranteed.